Exhibit 99.2
Supplemental Operating and Financial Data
For the Three Months Ended March 31, 2009
May 6, 2009

Entertainment Properties Trust
Supplemental Operating and Financial Data
For the Three Months Ended March 31, 2009
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS
With the exception of historical information, certain information contained or incorporated by reference herein constitutes forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Risk Factors” in our most recent annual report on Form 10-K and, to the extent applicable, in our quarterly reports on Form 10-Q.
For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date indicated herein or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

USE OF EBITDA AS A NON-GAAP FINANCIAL MEASURE
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income plus interest expense (net), depreciation and amortization, gain or loss on sale of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. The Company’s method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Entertainment Properties Trust
Capital Spending and Disposition Summaries
For the Three Months Ended March 31, 2009
(Unaudited)
(Dollars in thousands)
2009 Capital Spending:

			Capital Spending
			Three Months Ended
Description	Location	Date	March 31, 2009

Development of Schlitterbahn Vacation Village	Kansas City, KS	various	10,088
Additions to Toronto Life Square mortgage note receivable	Toronto, Ontario	2/6/2009	768

Development of custom crush facility	Sonoma County, CA	various	1,084

Development of entertainment retail center	Suffolk, VA	various	1,704

Development of additional gross leasable area	Ontario, Canada	various	788

Development at Rb Winery	Hopland, CA	various	1,042

Development of theatre	Glendora, CA	various	993

Investment in RB Wine Promissory Note	Hopland, CA	various	1,110

Investment in Sapphire Wines Promissory Note	Pasa Robles, CA	various	2,748

Capitalized building improvements	various	various	509

Other capital acquisitions	various	various	344

Total capital spending			$21,178

2009 Disposition:

Gain
Description	Location	Date	Cash Received	(Loss)

No dispositions occurred during the three months ended March 31, 2009

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended March 31, 2009
(Unaudited)
(Dollars in thousands)

				Public	Waterpark/
	Retail/	Metropolitan	Vineyards	Charter	Concord
	Theatres	Ski Areas	and Wineries	Schools	Developments	Subtotal	Unallocated	Consolidated

Rental revenue	$45,655	$312	$4,444	—	—	50,411	—	$50,411
Tenant reimbursements	4,635	—	—	—	—	4,635	—	4,635
Other income	1,120	—	20	—	—	1,140	—	1,140
Mortgage and other financing income	854	3,280	24	4,997	1,363	10,518	—	10,518

Total revenue	52,264	3,592	4,488	4,997	1,363	66,704	—	66,704

Property operating expense	8,011	—	8	—	—	8,019	—	8,019
Other expense	618	—	—	—	—	618	—	618

Total investment expenses	8,629	—	8	—	—	8,637	—	8,637

General and administrative expense	—	—	—	—	—	—	4,125	4,125

EBITDA	$43,635	$3,592	$4,480	$4,997	$1,363	58,067	$4,125	53,942

% of EBITDA	75%	6%	8%	9%	2%	100%

Reconciliation to Consolidated Statements of Income:
Noncontrolling interests							1,234	1,234
Interest expense, net							(17,437)	(17,437)
Depreciation and amortization							(12,629)	(12,629)
Equity in income from joint ventures							219	219

Income from continuing operations								25,329
Discontinued operations:
Income from discontinued operations							—	—

Net income								25,329
Preferred dividend requirements							(7,552)	(7,552)

Net income available to common shareholders								$17,777

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended March 31, 2008
(Unaudited)
(Dollars in thousands)

				Public	Waterpark/
	Retail/	Metropolitan	Vineyards	Charter	Concord
	Theatres	Ski Areas	and Wineries	Schools	Developments	Subtotal	Unallocated	Consolidated

Rental revenue	$47,384	$305	$1,433	—	—	49,122	—	$49,122
Tenant reimbursements	5,672	—	—	—	—	5,672	—	5,672
Other income	711	—	—	—	—	711	—	711
Mortgage and other financing income	5,319	2,995	113	89	1,838	10,354	—	10,354

Total revenue	59,086	3,300	1,546	89	1,838	65,859	—	65,859

Property operating expense	7,027	—	—	—	—	7,027	—	7,027
Other expense	936	—	—	—	—	936	—	936

Total investment expenses	7,963	—	—	—	—	7,963	—	7,963

General and administrative expense	—	—	—	—	—	—	4,413	4,413

EBITDA	$51,123	$3,300	$1,546	$89	$1,838	57,896	$4,413	53,483

% of EBITDA	88%	6%	3%	0%	3%	100%

Reconciliation to Consolidated Statements of Income:
Noncontrolling interests							507	507
Interest expense, net							(17,468)	(17,468)
Depreciation and amortization							(10,672)	(10,672)
Equity in income from joint ventures							1,282	1,282

Income from continuing operations								27,132

Discontinued operations:
Income from discontinued operations							(10)	(10)

Net income								27,122

Preferred dividend requirements							(5,611)	(5,611)

Net income available to common shareholders								$21,511

Entertainment Properties Trust
Investment Information by Asset Type
As of March 31, 2009 and December 31, 2008
(Unaudited)
(Dollars in thousands)

	As of March 31, 2009
			Vineyards	Public	Waterpark/
	Retail/	Metropolitan	and	Charter	Concord
	Theatres	Ski Areas	Wineries	Schools	Developments	Subtotal	Unallocated	Consolidated

Rental properties, net of accumulated depreciation	$1,518,626	$12,051	$196,747	$—	$—	$1,727,424	$—	$1,727,424
Add back accumulated depreciation on rental properties	216,536	956	6,011	—	—	223,503	—	223,503
Property under development	25,249	—	2,075	—	—	27,324	—	27,324
Mortgage notes and related accrued interest receivable	104,204	133,218	—	—	278,033	515,455	—	515,455
Investment in direct financing leases	—	—	—	167,003	—	167,003	—	167,003
Investment in joint ventures	2,482	—	—	—	—	2,482	—	2,482
Intangible assets, net of accumulated amortization	10,746	—	—	—	—	10,746	—	10,746
Add back accumulated amortization on intangible assets	8,357	—	—	—	—	8,357	—	8,357
Accounts and notes receivable	31,117	—	9,375	3,751	—	44,243	32,848	77,091
Less accounts receivable	—	—	—	—	—	—	(32,848)	(32,848)

Total investments	$1,917,317	$146,225	$214,208	$170,754	$278,033	$2,726,537	$—	$2,726,537

% of total investments	70%	6%	8%	6%	10%	100%

	As of December 31, 2008
			Vineyards	Public	Waterpark/
	Retail/	Metropolitan	and	Charter	Concord
	Theatres	Ski Areas	Wineries	Schools	Developments	Subtotal	Unallocated	Consolidated

Rental properties, net of accumulated depreciation	$1,534,520	$12,128	$188,969	$—	$—	$1,735,617	$—	$1,735,617
Add back accumulated depreciation on rental properties	208,504	879	4,695	—	—	214,078	—	214,078
Property under development	21,916	—	8,919	—	—	30,835	—	30,835
Mortgage notes and related accrued interest receivable	106,940	132,468	—	—	269,098	508,506	—	508,506
Investment in direct financing leases	—	—	—	166,089	—	166,089	—	166,089
Investment in joint ventures	2,493	—	—	—	—	2,493	—	2,493
Intangible assets, net of accumulated amortization	12,400	—	—	—	—	12,400	—	12,400
Add back accumulated amortization on intangible assets	7,077	—	—	—	—	7,077	—	7,077
Accounts and notes receivable	31,150	—	5,000	3,756	—	39,906	33,406	73,312
Less accounts receivable	—	—	—	—	—	—	(33,406)	(33,406)

Total investments	$1,925,000	$145,475	$207,583	$169,845	$269,098	$2,717,001	$—	$2,717,001

% of total investments	71%	5%	8%	6%	10%	100%

Entertainment Properties Trust
Top Ten Customers by Revenue
For the Three Months Ended March 31, 2009
(Dollars in thousands)

			Total Revenue For The
			Three Months Ended	Percentage of
	Customers	Asset Type	March 31, 2009	Total Revenue
1	American Multi-Cinema, Inc.	Retail/Theatres	$24,837	37%
2	Regal Cinemas, Inc.	Retail/Theatres	$5,079	8%
3	Imagine Schools, Inc.	Public Charter Schools	$5,003	7%
4	Peak Resorts, Inc.	Metropolitan Ski Areas	$3,591	5%
5	Rave Motion Pictures	Retail/Theatres	$3,538	5%
6	Southern Theatres, LLC	Retail/Theatres	$2,687	4%
7	Ascentia Wine Estates, LLC	Vineyards and Wineries	$2,501	4%
8	Muvico Entertainment, LLC	Retail/Theatres	$1,939	3%
9	SVVI, LLC	Waterpark Development	$1,363	2%
10	Sapphire Wines, LLC	Vineyards and Wineries	$545	1%

Total			$51,083	76%

Entertainment Properties Trust
Summary of Long-Term Debt
As of March 31, 2009 and December 31, 2008
(Unaudited)
(Dollars in thousands)

	March 31, 2009	December 31, 2008
Unsecured revolving variable rate credit facility, due January 31, 2010	$93,000	149,000
Mortgage note payable, variable rate, due September 10, 2010	56,250	56,250
Mortgage note payable, 5.60%, due October 7, 2010, two to four year extension at Company’s option upon meeting certain conditions	113,792	113,917
Term loan payable, variable rate, due October 26, 2011, one year extension available at Company’s option	118,500	118,800
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	46,741	47,056
Mortgage note payable, 6.63%, due November 1, 2012	26,126	26,302
Mortgage notes payable, 4.26%-9.012%, due February 10, 2013	123,942	125,424
Mortgage note payable, 6.84%, due March 1, 2014	87,601	91,583
Mortgage note payable, 5.58%, due April 1, 2014	61,468	61,742
Mortgage note payable, 5.56%, due June 5, 2015	34,171	34,311
Mortgage notes payable, 5.77%, due November 6, 2015	74,022	74,443
Mortgage notes payable, 5.84%, due March 6, 2016	41,569	41,798
Mortgage notes payable, 6.37%, due June 30, 2016	29,564	29,712
Mortgage notes payable, 6.10%, due October 1, 2016	26,581	26,716
Mortgage notes payable, 6.02%, due October 6, 2016	20,047	20,149
Mortgage note payable, 6.06%, due March 1, 2017	11,152	11,207
Mortgage note payable, 6.07%, due April 6, 2017	11,474	11,530
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	53,225	53,494
Mortgage notes payable, 5.86%, due August 1, 2017	27,218	27,352
Term loan payable, 5.11%-5.78%, due December 1, 2017-June 5, 2018	95,550	92,120
Mortgage note payable, 6.19%, due February 1, 2018	17,015	17,133
Mortgage note payable, 7.37%, due July 15, 2018	12,474	12,694
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage notes payable, 5.00%	5,000	5,000

Total	$1,201,117	1,262,368

Entertainment Properties Trust
Principal Payments Due on Long-Term Debt
As of March 31, 2009
(Unaudited)
(Dollars in thousands)

	Amount		Amount
	Without Extensions		With Extensions
Year:
2009	$18,702		18,702
2010	288,314	(1)	175,980
2011	142,460	(2)	28,260
2012	92,356		318,890	(1)
2013	127,439		127,439
Thereafter	531,846		531,846

Total	$1,201,117		1,201,117

(1)	In addition to the maturity of our unsecured revolving facility and recurring principal payments, this amount includes $56.25 million in debt maturing in September 2010 related to the planned resort development in Sullivan County, New York and $113.5 million in debt maturing in October 2010 secured by our entertainment retail center in White Plains, New York. The $113.5 million related to White Plains is extendable for two to four years based on meeting certain conditions including a minimum net operating income threshold. Amount is shown in the “Amount With Extensions” column as if this note was extended for two years.

(2)	In addition to recurring principal payments, this amount includes $115.2 million of maturing debt secured by one theatre and one ski resort as well as five mortgage notes receivable. This debt is extendable at the Company’s option until October 26, 2012.

Entertainment Properties Trust
Summary of Mortgage Notes Receivable
As of March 31, 2009 and December 31, 2008
(Unaudited)
(Dollars in thousands)

	March 31, 2009	December 31, 2008

Mortgage note and related accrued interest receivable, LIBOR plus 3.5%, due on demand	$3,653	3,651
Mortgage note and related accrued interest receivable, 10.00%, due April 2, 2010	30,485	29,735
Mortgage note and related accrued interest receivable, 15.00%, due June 2, 2010-May 31, 2013	100,551	103,289
Mortgage note and related accrued interest receivable, 9.00%, due September 10, 2010	133,118	134,150
Mortgage note and related accrued interest receivable, LIBOR plus 3.5%, due September 30, 2012	144,915	134,948
Mortgage note, 9.53%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.15%, due April 3, 2027	62,500	62,500
Mortgage note, 9.40%, due October 30, 2027	32,233	32,233

Total	$515,455	508,506

Entertainment Properties Trust
Principal Payments Due on Mortgage Notes Receivable
As of March 31, 2009
(Unaudited)
(Dollars in thousands)

Amount
Year:
2009	$50,601
2010	197,860
2011	5,173
2012	156,115
2013	2,973
Thereafter	102,733

Total	$515,455